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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported):March 5, 1999





                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


               Delaware                    333-67329           06-1442101
-----------------------------------      ---------------    ------------------
   (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
            Incorporation)                File Number)      Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                             06830
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   (Address of Principal Executive                (Zip Code)
               Offices)


Registrant's telephone number, including area code (203) 622-2700

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Item 5. Other Events.

Filing of Computational Materials

        In connection with the proposed offering of the United PanAm Mortgage Loan Trust 1999-1 Certificates, Greenwich Capital Markets, Inc., (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Financial Asset Securities Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

        The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated March 8, 1999 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.









        Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1     Collateral Term Sheets.
                 filed on Form SE dated March 8, 1999.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       FINANCIAL ASSET SECURITIES CORP.



                             By: /s/James Raezer
                                 Name:   James Raezer
                                 Title:  Vice President



Dated:  March 8, 1999








 Exhibit Index


Exhibit                                                                Page

99.1    Collateral Term Sheets
        filed on Form SE dated March 8, 1999.                             5

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                            March 8, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Financial Asset Securities Corp.
                           United PanAm Mortgage Loan Trust 1999-1

Ladies and Gentlemen:

        On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                                      Very truly yours,

                                                      /s/ Edward B. Locke

                                                      Edward B. Locke


Enclosure